[SUTHERLAND, ASBILL & BRENNAN, L.L.P.]

                                                                 EXHIBIT (10)(a)



                                 April 16, 1997



Board of Directors
ML Life Insurance Company of New York
100 Church Street, 11th Floor
New York, New York  10080-6511

Ladies and Gentlemen:

     We hereby consent to the reference to our name under the caption "Legal Matters" in the Prospectus filed as part of Post-Effective Amendment No. 11 to Form N-4 (File No. 33-45380) for ML of New York Variable Annuity Separate Account B of ML Life Insurance Company of New York. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                   Very truly yours,

                                   SUTHERLAND, ASBILL & BRENNAN, L.L.P.


                                   By: /s/ KIMBERLY J. SMITH
                                       -------------------------------------
                                       Kimberly J. Smith